[LOGO OF FIRST BANK]

                            4Q95 Earnings Release
                            First Bank System, Inc.

                                Richard A. Zona
                              Vice Chairman & CFO
                                January 9, 1996

                    RECORD 4Q95 AND FULL YEAR 1995 EARNINGS
--------------------------------------------------------------------------------

                                               4Q       4Q     PERCENT    3Q    PERCENT                    PERCENT
                                              1995     1994    CHANGE    1995   CHANGE    1995     1994    CHANGE
From continuing operations
before merger-related items:

  Operating earnings (millions)              $150.7   $122.6    22.9    $145.7    3.4    $568.1   $470.4    20.8
  Earnings per common share (fully diluted)    1.12     0.90    24.4      1.06    5.7      4.11     3.32    23.8

Return on average common equity* (%)           22.4     18.0              21.2             21.3     17.6
Return on average assets* (%)                  1.80     1.43              1.76             1.73     1.40

Net interest margin (%)                        4.83     4.79              4.85             4.91     4.74
Efficiency ratio* (%)                          51.2     57.3              53.9             53.9     58.1

Average FTE                                  12,918   14,588   (11.4)   12,894    0.2

* From continuing operations and before merger-related items                   2

                          INCOME STATEMENT HIGHLIGHTS
--------------------------------------------------------------------------------
(Taxable-equivalent basis, $ in millions, except for earnings per share)

                                            4Q        4Q      PERCENT     3Q     PERCENT
                                           1995      1994     CHANGE     1995    CHANGE
Net interest income                       $363.7    $370.2     (1.8)    $360.5     0.9
Provision for credit losses                 31.0      27.5     12.7       31.0       -
Noninterest income                         197.3     172.6     14.3      185.5     6.4
Noninterest expense                        287.3     311.8     (7.9)     280.1     2.6
                                          ------    ------              ------
Income from continuing operations
 before taxes and merger-related and
 nonrecurring items                       $242.7    $203.5     19.3     $234.9     3.3
Taxable-equivalent adjustment                3.4       3.6     (5.6)       3.4       -
Income taxes                                88.6      77.3     14.6       85.8     3.3
                                          ------    ------              ------
Income from continuing operations
 before merger-related and
 nonrecurring items                       $150.7    $122.6     22.9     $145.7     3.4
Discontinued operations*                       -      (1.9)      nm          -       -
Merger-related items (after-tax)               -    (156.0)      nm          -       -
Gain on sale of branches less
 nonrecurring expenses                         -         -       nm          -      nm
                                          ------    ------              ------
Net income                                $150.7    ($35.3)      nm     $145.7     3.4
                                          ======    ======              ======

Earnings per share (fully diluted)        $ 1.12    ($0.28)      nm      $1.06     5.7
                                          ======    ======              ======

* Edina Realty

                       STRONG NONINTEREST INCOME GROWTH
--------------------------------------------------------------------------------

                                     4Q       4Q      Percent      3Q      Percent                       Percent
$ in millions                       1995     1994     Change      1995     Change      1995     1994     Change
Credit card fees                    $61.7    $50.3     22.7       $62.7     (1.6)     $232.7   $179.0     30.0
Trust fees                           47.8     41.7     14.6        42.8     11.7       175.3    159.2     10.1
Service charges on deposit accts     30.4     30.7     (1.0)       30.9     (1.6)      123.7    127.3     (2.8)
Securities losses                      --     (1.0)      nm          --       --          --     (3.8)      nm
Investment products                   7.6      6.4     18.8         7.8     (2.6)       27.6     29.6     (6.8)
Other                                49.8     44.5     11.9        41.3     20.6       192.8    178.8      7.8
                                   ------   ------               ------               ------   ------
    Subtotal                       $197.3   $172.6     14.3      $185.5      6.4      $752.1   $670.1     12.2

Gain on sale of branches               --       --                 31.0                 31.0       --
Merger-related securities losses       --   (111.2)                  --                   --   (111.2)
                                   ------   ------               ------               ------   ------
Total noninterest income           $197.3   $ 61.4               $216.5               $783.1   $558.9
                                   ======   ======               ======               ======   ======

                      WELL-CONTROLLED NONINTEREST EXPENSE
--------------------------------------------------------------------------------


                                          4Q      4Q    Percent    3Q    Percent                      Percent
$ in millions                            1995    1994   Change    1995   Change     1995      1994    Change
Salaries & employee benefits            $131.5  $140.9    (6.7)  $130.1     1.1   $  537.4  $  556.4    (3.4)
Net occupancy                             24.3    25.0    (2.8)    24.3      --       98.6     103.8    (5.0)
Furniture and equipment                   22.4    22.6    (0.9)    23.5    (4.7)      94.2      88.3     6.7
Amortization of goodwill & intangibles    14.9    13.8     8.0     13.9     7.2       57.1      50.4    13.3
Advertising                                8.1     8.5    (4.7)     8.4    (3.6)      32.0      35.5    (9.9)
Other personnel costs                     12.5     8.6    45.3     11.0    13.6       40.9      35.7    14.6
Professional services                     11.3    11.9    (5.0)     8.5    32.9       36.9      38.5    (4.2)
Data processing                            4.9     5.6   (12.5)     4.2    16.7       17.8      20.3   (12.3)
Other                                     51.8    60.5   (14.4)    53.4    (3.0)     224.2     236.8    (5.3)
                                        ------  ------           ------           --------  --------
    Subtotal excluding FDIC             $281.7  $297.4    (5.3)  $277.3     1.6   $1,139.1  $1,165.7    (2.3)
FDIC insurance                             5.6    14.4   (61.1)     2.8   100.0       35.8      58.4   (38.7)
                                        ------  ------           ------           --------  --------
    Subtotal                            $287.3  $311.8    (7.9)  $280.1     2.6   $1,174.9  $1,224.1    (4.0)
Nonrecurring charges                        --      --             31.0               31.0        --
Merger-related charges                      --   123.9               --                 --     125.3
                                        ------  ------           ------           --------  --------
Total noninterest expense               $287.3  $435.7           $311.1           $1,205.9  $1,349.4
                                        ======  ======           ======           ========  ========

                           BALANCE SHEET MANAGEMENT
-------------------------------------------------------------------------------


                                                              Quarterly Average Balances
                                               --------------------------------------------------------
                                                  4Q          3Q       Percent        4Q        Percent
$ millions                                       1995        1995      Change        1994       Change
ASSETS
     Securities                                $ 3,277     $ 3,356      (2.4)      $ 5,634      (41.8)
     Loans                                      26,022      25,536       1.9        24,320        7.0
     Other                                       3,861       3,876      (0.4)        4,077       (5.3)
                                               -------     -------                 -------
         Total assets                          $33,160     $32,768       1.2       $34,031       (2.6)
                                               =======     =======                 =======

LIABILITIES AND SHAREHOLDERS' EQUITY
     Noninterest-bearing deposits              $ 5,799     $ 5,591       3.7       $ 6,028       (3.8)
     Interest-bearing deposits:
         Interest checking                       2,753       2,728       0.9         2,879       (4.4)
         Money market accounts                   3,891       3,871       0.5         3,847        1.1
         Other savings accounts                  1,590       1,633      (2.6)        2,208      (28.0)
         Savings certificates                    6,986       7,256      (3.7)        7,816      (10.6)
         Certificates > $100,000                   976       1,028      (5.1)        1,298      (24.8)
                                               -------     -------                 -------
           Total interest-bearing deposits     $16,196     $16,516      (1.9)      $18,048      (10.3)
     Short-term borrowings                       4,198       3,928       6.9         3,390       23.8
     Long-term debt                              3,146       2,892       8.8         2,872        9.5
     Other liabilities                           1,077       1,043       3.3           930       15.8
     Equity                                      2,744       2,798      (1.9)        2,763       (0.7)
                                               -------     -------                 -------
         Total liabilities & equity            $33,160     $32,768       1.2       $34,031       (2.6)
                                               =======     =======                 =======


                                 GROWING LOANS
--------------------------------------------------------------------------------

 . Increased loans (excluding residential mortgage loans) by $2.0 billion or
  10.7%

                                                            Quarterly Average Balances
                                               ---------------------------------------------------
                                                 4Q         3Q       Percent      4Q       Percent
$ millions                                      1995       1995      Change      1994      Change
Commercial:
    Commercial                                 $ 8,291    $ 8,091      2.5      $ 7,209     15.0
    Financial institutions                         915        814     12.4          832     10.0
    Commercial mortgage                          2,615      2,406      8.7        2,480      5.4
    Construction                                   370        340      8.8          311     19.0
                                               -------    -------               -------
        Total commercial                       $12,191    $11,651      4.6      $10,832     12.5

Consumer:
    Home equity and second mortgage              2,764      2,679      3.2        2,433     13.6
    Credit card                                  2,428      2,347      3.5        2,264      7.2
    Other                                        3,613      3,660     (1.3)       3,439      5.1
                                               -------    -------               -------
        Subtotal                               $ 8,805    $ 8,686      1.4      $ 8,136      8.2
    Residential mortgage                         5,026      5,199     (3.3)       5,352     (6.1)
                                               -------    -------               -------
        Total consumer                         $13,831    $13,885     (0.4)     $13,488      2.5
                                               -------    -------               -------
        Total loans                            $26,022    $25,536      1.9      $24,320      7.0
                                               =======    =======               =======

        Total loans excl. residential mtge.    $20,996    $20,337      3.2      $18,968     10.7
                                               =======    =======               =======

                           ASSET QUALITY IMPROVEMENT
--------------------------------------------------------------------------------

                           . NPAs down 33.8% from previous year

                           . Allowance/NPLs = 401%


$ in millions
                                           Dec 31    Sep 30    Percent    Dec 31    Percent
                                            1995      1995      Change     1994      Change
Nonperforming loans
  Commercial                               $ 25.1    $ 22.6     11.1      $ 36.5     (31.2)
  Commercial real estate                     43.8      47.3     (7.4)       72.6     (39.7)
  Consumer                                   49.3      47.2      4.4        58.8     (16.2)
                                           ------    ------               ------
  Total                                    $118.2    $117.1      0.9      $167.9     (29.6)


Other real estate                            33.2      46.6    (28.8)       64.0     (48.1)
Other nonperforming assets                    2.3       3.2    (28.1)        0.4     475.0
                                           ------    ------               ------

Total nonperforming assets *               $153.7    $166.9     (7.9)     $232.3     (33.8)
                                           ======    ======               ======

Accruing loans 90 days past due            $ 38.8    $ 40.7     (4.7)     $ 23.4      65.8
                                           ======    ======               ======

Allowance to nonperforming loans (%)          401       400                  283
Allowance to nonperforming assets (%)         308       281                  204
Nonperforming assets to loans + ORE (%)      0.58      0.64                 0.94
Net charge-offs to average loans (%)         0.44      0.47                 0.77


* does not include accruing loans 90 days past due                             8

                        SHARE BUYBACK PROGRAM CONTINUES
-------------------------------------------------------------------------------

           . 12 million shares repurchased during 1995
           . Committed to managing capital for shareholder benefit

millions                            4Q       3Q       2Q       1Q      Year
                                   1995     1995     1995     1995     1995

Beginning shares outstanding       129.4    133.4    135.4    133.8    133.8
Shares issued for:
  Acquisitions                       1.2       --       --      1.6      2.8
  Employee stock plans               0.7      0.3      0.7      1.0      2.7
                                   -----    -----    -----    -----    -----
                                     1.9      0.3      0.7      2.6      5.5
Shares repurchased                  (4.0)    (4.3)    (2.7)    (1.0)   (12.0)
                                   -----    -----    -----    -----    -----
Ending shares outstanding          127.3    129.4    133.4    135.4    127.3
                                   =====    =====    =====    =====    =====

                                                                               9